Exhibit 24.1

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS THAT I, MUHTAR KENT, Chairman, Board of Directors, Chief Executive Officer and a Director of The Coca-Cola Company (the “Company”), do hereby appoint GARY P. FAYARD, Executive Vice President and Chief Financial Officer of the Company, GEOFFREY J. KELLY, Senior Vice President and General Counsel of the Company, and GLORIA K. BOWDEN, Associate General Counsel and Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf (i) the Company’s Registration Statement on Form S-8, or any amendments or supplements thereto, for the registration of Common Stock, par value $.25 per share, of the Company in accordance with the authorization of the Board of Directors; (ii) any application for registration or qualification (or exemption therefrom) of such securities under the Blue Sky or other federal or state securities laws and regulations or the laws and regulations of any governmental entity outside the United States of America; and (iii) any other document or instrument deemed necessary or appropriate by any of them in connection with such application for registration or qualification (or exemption therefrom); and for the purpose of causing any such registration statement or any subsequent amendment or supplement to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand as of the 29th day of September, 2010.

/s/ Muhtar Kent
Muhtar Kent
Chairman, Board of Directors, Chief
Executive Officer and Director

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS THAT I, HERBERT A. ALLEN, a Director of The Coca-Cola Company (the “Company”), do hereby appoint MUHTAR KENT, Chairman of the Board, Chief Executive Officer and a Director of the Company, GARY P. FAYARD, Executive Vice President and Chief Financial Officer of the Company, GEOFFREY J. KELLY, Senior Vice President and General Counsel of the Company, and GLORIA K. BOWDEN, Associate General Counsel and Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf (i) the Company’s Registration Statement on Form S-8, or any amendments or supplements thereto, for the registration of Common Stock, par value $.25 per share, of the Company in accordance with the authorization of the Board of Directors; (ii) any application for registration or qualification (or exemption therefrom) of such securities under the Blue Sky or other federal or state securities laws and regulations or the laws and regulations of any governmental entity outside the United States of America; and (iii) any other document or instrument deemed necessary or appropriate by any of them in connection with such application for registration or qualification (or exemption therefrom); and for the purpose of causing any such registration statement or any subsequent amendment or supplement to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand as of the 20th day of September, 2010.

/s/ Herbert A. Allen
Herbert A. Allen
Director

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS THAT I, RONALD W. ALLEN, a Director of The Coca-Cola Company (the “Company”), do hereby appoint MUHTAR KENT, Chairman of the Board, Chief Executive Officer and a Director of the Company, GARY P. FAYARD, Executive Vice President and Chief Financial Officer of the Company, GEOFFREY J. KELLY, Senior Vice President and General Counsel of the Company, and GLORIA K. BOWDEN, Associate General Counsel and Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf (i) the Company’s Registration Statement on Form S-8, or any amendments or supplements thereto, for the registration of Common Stock, par value $.25 per share, of the Company in accordance with the authorization of the Board of Directors; (ii) any application for registration or qualification (or exemption therefrom) of such securities under the Blue Sky or other federal or state securities laws and regulations or the laws and regulations of any governmental entity outside the United States of America; and (iii) any other document or instrument deemed necessary or appropriate by any of them in connection with such application for registration or qualification (or exemption therefrom); and for the purpose of causing any such registration statement or any subsequent amendment or supplement to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand as of the 29th day of September, 2010.

/s/ Ronald W. Allen
Ronald W. Allen
Director

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS THAT I, CATHLEEN P. BLACK, a Director of The Coca-Cola Company (the “Company”), do hereby appoint MUHTAR KENT, Chairman of the Board, Chief Executive Officer and a Director of the Company, GARY P. FAYARD, Executive Vice President and Chief Financial Officer of the Company, GEOFFREY J. KELLY, Senior Vice President and General Counsel of the Company, and GLORIA K. BOWDEN, Associate General Counsel and Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf (i) the Company’s Registration Statement on Form S-8, or any amendments or supplements thereto, for the registration of Common Stock, par value $.25 per share, of the Company in accordance with the authorization of the Board of Directors; (ii) any application for registration or qualification (or exemption therefrom) of such securities under the Blue Sky or other federal or state securities laws and regulations or the laws and regulations of any governmental entity outside the United States of America; and (iii) any other document or instrument deemed necessary or appropriate by any of them in connection with such application for registration or qualification (or exemption therefrom); and for the purpose of causing any such registration statement or any subsequent amendment or supplement to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand as of the 20th day of September, 2010.

/s/ Cathleen P. Black
Cathleen P. Black
Director

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS THAT I, BARRY DILLER, a Director of The Coca-Cola Company (the “Company”), do hereby appoint MUHTAR KENT, Chairman of the Board, Chief Executive Officer and a Director of the Company, GARY P. FAYARD, Executive Vice President and Chief Financial Officer of the Company, GEOFFREY J. KELLY, Senior Vice President and General Counsel of the Company, and GLORIA K. BOWDEN, Associate General Counsel and Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf (i) the Company’s Registration Statement on Form S-8, or any amendments or supplements thereto, for the registration of Common Stock, par value $.25 per share, of the Company in accordance with the authorization of the Board of Directors; (ii) any application for registration or qualification (or exemption therefrom) of such securities under the Blue Sky or other federal or state securities laws and regulations or the laws and regulations of any governmental entity outside the United States of America; and (iii) any other document or instrument deemed necessary or appropriate by any of them in connection with such application for registration or qualification (or exemption therefrom); and for the purpose of causing any such registration statement or any subsequent amendment or supplement to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand as of the 29th day of September, 2010.

/s/ Barry Diller
Barry Diller
Director

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS THAT I, ALEXIS M. HERMAN, a Director of The Coca-Cola Company (the “Company”), do hereby appoint MUHTAR KENT, Chairman of the Board, Chief Executive Officer and a Director of the Company, GARY P. FAYARD, Executive Vice President and Chief Financial Officer of the Company, GEOFFREY J. KELLY, Senior Vice President and General Counsel of the Company, and GLORIA K. BOWDEN, Associate General Counsel and Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf (i) the Company’s Registration Statement on Form S-8, or any amendments or supplements thereto, for the registration of Common Stock, par value $.25 per share, of the Company in accordance with the authorization of the Board of Directors; (ii) any application for registration or qualification (or exemption therefrom) of such securities under the Blue Sky or other federal or state securities laws and regulations or the laws and regulations of any governmental entity outside the United States of America; and (iii) any other document or instrument deemed necessary or appropriate by any of them in connection with such application for registration or qualification (or exemption therefrom); and for the purpose of causing any such registration statement or any subsequent amendment or supplement to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand as of the 29th day of September, 2010.

/s/ Alexis M. Herman
Alexis M. Herman
Director

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS THAT I, DONALD R. KEOUGH, a Director of The Coca-Cola Company (the “Company”), do hereby appoint MUHTAR KENT, Chairman of the Board, Chief Executive Officer and a Director of the Company, GARY P. FAYARD, Executive Vice President and Chief Financial Officer of the Company, GEOFFREY J. KELLY, Senior Vice President and General Counsel of the Company, and GLORIA K. BOWDEN, Associate General Counsel and Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf (i) the Company’s Registration Statement on Form S-8, or any amendments or supplements thereto, for the registration of Common Stock, par value $.25 per share, of the Company in accordance with the authorization of the Board of Directors; (ii) any application for registration or qualification (or exemption therefrom) of such securities under the Blue Sky or other federal or state securities laws and regulations or the laws and regulations of any governmental entity outside the United States of America; and (iii) any other document or instrument deemed necessary or appropriate by any of them in connection with such application for registration or qualification (or exemption therefrom); and for the purpose of causing any such registration statement or any subsequent amendment or supplement to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand as of the 20th day of September, 2010.

/s/ Donald R. Keough
Donald R. Keough
Director

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS THAT I, MARIA ELENA LAGOMASINO, a Director of The Coca-Cola Company (the “Company”), do hereby appoint MUHTAR KENT, Chairman of the Board, Chief Executive Officer and a Director of the Company, GARY P. FAYARD, Executive Vice President and Chief Financial Officer of the Company, GEOFFREY J. KELLY, Senior Vice President and General Counsel of the Company, and GLORIA K. BOWDEN, Associate General Counsel and Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf (i) the Company’s Registration Statement on Form S-8, or any amendments or supplements thereto, for the registration of Common Stock, par value $.25 per share, of the Company in accordance with the authorization of the Board of Directors; (ii) any application for registration or qualification (or exemption therefrom) of such securities under the Blue Sky or other federal or state securities laws and regulations or the laws and regulations of any governmental entity outside the United States of America; and (iii) any other document or instrument deemed necessary or appropriate by any of them in connection with such application for registration or qualification (or exemption therefrom); and for the purpose of causing any such registration statement or any subsequent amendment or supplement to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand as of the 20th day of September, 2010.

/s/ Maria Elena Lagomasino
Maria Elena Lagomasino
Director

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS THAT I, DONALD F. MCHENRY, a Director of The Coca-Cola Company (the “Company”), do hereby appoint MUHTAR KENT, Chairman of the Board, Chief Executive Officer and a Director of the Company, GARY P. FAYARD, Executive Vice President and Chief Financial Officer of the Company, GEOFFREY J. KELLY, Senior Vice President and General Counsel of the Company, and GLORIA K. BOWDEN, Associate General Counsel and Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf (i) the Company’s Registration Statement on Form S-8, or any amendments or supplements thereto, for the registration of Common Stock, par value $.25 per share, of the Company in accordance with the authorization of the Board of Directors; (ii) any application for registration or qualification (or exemption therefrom) of such securities under the Blue Sky or other federal or state securities laws and regulations or the laws and regulations of any governmental entity outside the United States of America; and (iii) any other document or instrument deemed necessary or appropriate by any of them in connection with such application for registration or qualification (or exemption therefrom); and for the purpose of causing any such registration statement or any subsequent amendment or supplement to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand as of the 20th day of September, 2010.

/s/ Donald F. McHenry
Donald F. McHenry
Director

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS THAT I, SAM NUNN, a Director of The Coca-Cola Company (the “Company”), do hereby appoint MUHTAR KENT, Chairman of the Board, Chief Executive Officer and a Director of the Company, GARY P. FAYARD, Executive Vice President and Chief Financial Officer of the Company, GEOFFREY J. KELLY, Senior Vice President and General Counsel of the Company, and GLORIA K. BOWDEN, Associate General Counsel and Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf (i) the Company’s Registration Statement on Form S-8, or any amendments or supplements thereto, for the registration of Common Stock, par value $.25 per share, of the Company in accordance with the authorization of the Board of Directors; (ii) any application for registration or qualification (or exemption therefrom) of such securities under the Blue Sky or other federal or state securities laws and regulations or the laws and regulations of any governmental entity outside the United States of America; and (iii) any other document or instrument deemed necessary or appropriate by any of them in connection with such application for registration or qualification (or exemption therefrom); and for the purpose of causing any such registration statement or any subsequent amendment or supplement to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand as of the 20th day of September, 2010.

/s/ Sam Nunn
Sam Nunn
Director

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS THAT I, JAMES D. ROBINSON III, a Director of The Coca-Cola Company (the “Company”), do hereby appoint MUHTAR KENT, Chairman of the Board, Chief Executive Officer and a Director of the Company, GARY P. FAYARD, Executive Vice President and Chief Financial Officer of the Company, GEOFFREY J. KELLY, Senior Vice President and General Counsel of the Company, and GLORIA K. BOWDEN, Associate General Counsel and Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf (i) the Company’s Registration Statement on Form S-8, or any amendments or supplements thereto, for the registration of Common Stock, par value $.25 per share, of the Company in accordance with the authorization of the Board of Directors; (ii) any application for registration or qualification (or exemption therefrom) of such securities under the Blue Sky or other federal or state securities laws and regulations or the laws and regulations of any governmental entity outside the United States of America; and (iii) any other document or instrument deemed necessary or appropriate by any of them in connection with such application for registration or qualification (or exemption therefrom); and for the purpose of causing any such registration statement or any subsequent amendment or supplement to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand as of the 29th day of September, 2010.

/s/ James D. Robinson III
James D. Robinson III
Director

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS THAT I, Peter V. Ueberroth, a Director of The Coca-Cola Company (the “Company”), do hereby appoint MUHTAR KENT, Chairman of the Board, Chief Executive Officer and a Director of the Company, GARY P. FAYARD, Executive Vice President and Chief Financial Officer of the Company, GEOFFREY J. KELLY, Senior Vice President and General Counsel of the Company, and GLORIA K. BOWDEN, Associate General Counsel and Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf (i) the Company’s Registration Statement on Form S-8, or any amendments or supplements thereto, for the registration of Common Stock, par value $.25 per share, of the Company in accordance with the authorization of the Board of Directors; (ii) any application for registration or qualification (or exemption therefrom) of such securities under the Blue Sky or other federal or state securities laws and regulations or the laws and regulations of any governmental entity outside the United States of America; and (iii) any other document or instrument deemed necessary or appropriate by any of them in connection with such application for registration or qualification (or exemption therefrom); and for the purpose of causing any such registration statement or any subsequent amendment or supplement to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand as of the 23rd day of September, 2010.

/s/ Peter V. Ueberroth
Peter V. Ueberroth
Director

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS THAT I, JACOB WALLENBERG, a Director of The Coca-Cola Company (the “Company”), do hereby appoint MUHTAR KENT, Chairman of the Board, Chief Executive Officer and a Director of the Company, GARY P. FAYARD, Executive Vice President and Chief Financial Officer of the Company, GEOFFREY J. KELLY, Senior Vice President and General Counsel of the Company, and GLORIA K. BOWDEN, Associate General Counsel and Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf (i) the Company’s Registration Statement on Form S-8, or any amendments or supplements thereto, for the registration of Common Stock, par value $.25 per share, of the Company in accordance with the authorization of the Board of Directors; (ii) any application for registration or qualification (or exemption therefrom) of such securities under the Blue Sky or other federal or state securities laws and regulations or the laws and regulations of any governmental entity outside the United States of America; and (iii) any other document or instrument deemed necessary or appropriate by any of them in connection with such application for registration or qualification (or exemption therefrom); and for the purpose of causing any such registration statement or any subsequent amendment or supplement to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand as of the 27th day of September, 2010.

/s/ Jacob Wallenberg
Jacob Wallenberg
Director

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS THAT I, JAMES B. WILLIAMS, a Director of The Coca-Cola Company (the “Company”), do hereby appoint MUHTAR KENT, Chairman of the Board, Chief Executive Officer and a Director of the Company, GARY P. FAYARD, Executive Vice President and Chief Financial Officer of the Company, GEOFFREY J. KELLY, Senior Vice President and General Counsel of the Company, and GLORIA K. BOWDEN, Associate General Counsel and Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf (i) the Company’s Registration Statement on Form S-8, or any amendments or supplements thereto, for the registration of Common Stock, par value $.25 per share, of the Company in accordance with the authorization of the Board of Directors; (ii) any application for registration or qualification (or exemption therefrom) of such securities under the Blue Sky or other federal or state securities laws and regulations or the laws and regulations of any governmental entity outside the United States of America; and (iii) any other document or instrument deemed necessary or appropriate by any of them in connection with such application for registration or qualification (or exemption therefrom); and for the purpose of causing any such registration statement or any subsequent amendment or supplement to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand as of the 20th day of September, 2010.

/s/ James B. Williams
James B. Williams
Director